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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------
                                    FORM 8-K
                                 --------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 21, 2006


                           MANHATTAN ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

    GEORGIA                        0-23999                     58-2373424
(State or Other                   (Commission               (I.R.S. Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation or
 Organization)


              2300 WINDY RIDGE PARKWAY, SUITE 700, ATLANTA, GEORGIA
                                      30339
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 955-7070
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     On February 21, 2006, Manhattan Associates, Inc. (the "Company") entered into an executive employment agreement (the "Employment Agreement") with Dennis
B. Story, pursuant to which Mr. Story will serve as the Senior Vice President and Chief Financial Officer of the Company, effective March 15, 2006. Mr. Story, age 42, currently serves as the senior vice president of finance for Fidelity National Information Services, Inc. (NYSE: FIS). Mr. Story was previously senior vice president of finance for Certegy, Inc., an Atlanta based financial services company, which merged with Fidelity National Information Services, Inc. in February 2006. Prior to Certegy, Mr. Story served as chief financial officer of NewRoads Inc., a privately-owned logistics provider from September 2003 to September 2004, and senior vice president and corporate controller of Equifax Inc. from 2000 until August 2003.

     Pursuant to the Employment Agreement, Mr. Story is entitled to receive an annual base salary of $255,000, with a performance related bonus targeted at $178,500 per year based on specific criteria as stated in his employment agreement. In addition, Mr. Story will receive stock option grants totaling 175,000 shares. All of the options will vest upon a change in control of the Company. Under the Employment Agreement, Mr. Story has agreed to assign to the Company all patents, copyrights and other intellectual property developed by him in the course of his employment. In addition, under the Employment Agreement and a related Severance and Non-Competition Agreement (the "Severance Agreement"), Mr. Story has agreed not to solicit the Company's customers for a period of one year following any termination. Under the Severance Agreement, Mr. Story is eligible to receive 12 months of his base salary in the event of termination as defined in the agreement. A copy of the Employment Agreement and the Severance Agreement are attached as Exhibits 10.1 and 10.2, respectively.

     Steve Norton, the Company's current Chief Financial Officer, has expressed a desire to change career paths and has agreed to remain with the Company through March 31, 2006 to assist in the transition.

     On February 21, 2006, the Company issued a press release regarding the Employment Agreement, the Severance Agreement and related matters. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

               10.1 Executive Employment Agreement by and between Manhattan
                    Associates, Inc. and Dennis B. Story, effective as of February 18, 2006.

               10.2 Severance and Non-Competition Agreement by and between
                    Manhattan Associates, Inc. and Dennis B. Story, effective as of February 18, 2006.

               99.1 Press Release, dated February 21, 2006.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      MANHATTAN ASSOCIATES, INC.



                                      By: /s/ Peter F. Sinisgalli
                                         ---------------------------------------
                                           Peter F.  Sinisgalli
                                           President and Chief Executive Officer

Dated:  February 21, 2006


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                                INDEX TO EXHIBITS



     10.1 Executive Employment Agreement by and between Manhattan Associates, Inc. and Dennis B. Story, effective as of February 18, 2006.

     10.2 Severance and Non-Competition Agreement by and between Manhattan Associates, Inc. and Dennis B. Story, effective as of February 18, 2006.

     99.1 Press Release, dated February 21, 2006.



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